For Internal Use Only —

PROXY SOLICITATION

KEY FACTS & DATES

Northern Funds

Northern Multi-Manager Funds

KEY FACTS — Q&A

Q.	WHY ARE NORTHERN FUND AND NORTHERN MULTI-MANAGER FUND SHAREHOLDERS RECEIVING THIS PROXY STATEMENT?

A. Shareholders are being asked to approve:

Proposal 1: Election of trustees for the Northern Funds (NF) and for the Northern Multi-Manager Funds (NMMF).

Proposal 2: Approval of new management agreements. The new management agreements will provide for investment advisory and administration services under a single agreement and fee structure. The new Management Fee will be lower than the sum of the current advisory and administration fees rates under the current Advisory and Administration agreements. Note that the proposal would not change the total net fees paid by shareholders.

Proposal 3: [Doesn’t apply to Northern Multi-Manager Funds] Change the investment objective on 11 Northern Funds from a fundamental policy to a non-fundamental policy, which would permit a fund’s trustees, instead of its shareholders, to approve a change in the objective.

For more information on these proposals, please refer to the “Summary of Proposals” section at the end of this Q&A.

Q.	HOW DO THE TRUSTEES OF THE FUNDS SUGGEST THAT SHAREHOLDERS VOTE?

A. The Trustees of your Fund unanimously approved the proposals and recommend that shareholders vote in favor of each proposal.

Q.	WHO IS ENTITLED TO VOTE?

A. Fund shareholders “of record” are entitled to vote. That is, shareholders who own fund shares as of the close of business on the Record Date, February 24, 2014, are entitled to vote.

Q.	HOW WILL SHAREHOLDERS RECEIVE THEIR PROXY?

A. Shareholders will receive a Joint Proxy Statement and Proxy Card or a Notice of Internet Availability (Notice)* and Notice of the Special Joint Meeting of Shareholders.

*Shareholders must go online to either vote or request a full proxy package. Requests for paper or email copy need to be made before May 5, 2014 to ensure delivery. Complete instructions are on the second page of the Notice.

Q.	HOW DOES A RELATIONSHIP MANAGER (RM) KNOW IF A CLIENT WILL RECEIVE A PROXY?

A. Clients will receive a proxy only if Northern Trust does not have investment and/or voting discretion over their account.

Q.	HOW DO SHAREHOLDERS VOTE THEIR SHARES?

A. They can provide voting instructions:

•	Online. Shareholders should visit proxyvote.com and follow the directions provided. They will need their Control Number (printed on the proxy card).

•	By phone. Call 800-690-6903 and follow the recorded instructions. They will need their Control Number (printed on the proxy card ).

Note: If they are invested in the fund through a bank or broker/dealer, they will need to reference the proxy card for the appropriate phone number.

•	By mail. Sign and date the proxy card and mail it in the postage-paid envelope provided.

•	In person. Shareholders may attend the Meeting and vote in person.

For more information, clients/shareholders can call the Broadridge Live Representative Call Center phone number for questions and voting for Northern and Northern Multi-Manager Funds:

Call 855-601-2247 (8:30 am-9:00 pm CST, Monday through Friday)

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Q.	WHAT SHOULD SHAREHOLDERS DO IF THEY RECEIVE MORE THAN ONE PROXY CARD?

A. Shareholders are being sent a proxy card for each Fund account that they hold. They should vote on all proposals shown on each proxy card that they receive.

Q.	IF A SHAREHOLDER DOESN’T RECEIVE, OR LOSES, THEIR PROXY CARD, HOW DO THEY OBTAIN ONE?

A. Shareholders should contact the Fund Center by calling 800-595-9111 between the business hours of 7:00 a.m. and 7:00 p.m. Central time, Monday through Friday. For those shareholders receiving a Notice, full proxy package requests should be made through the methods listed on the second page of the Notice form.

Q.	WILL MY VOTE MAKE A DIFFERENCE?

A. Yes. Each shareholder’s vote is important and can make a difference in the governance and management of the Funds, no matter how many shares a shareholder owns. Their votes are needed to ensure that the proposals can be acted upon.

It can be a challenge to achieve a quorum to act on the proposals,

To avoid the wasteful and unnecessary expense of further solicitation, we ask you to urge your clients to indicate their voting instructions on the proxy card, if received by mail, date and sign it and return it promptly in the envelope provided, or record their voting instructions by telephone or via the Internet.

Q.	CAN SHAREHOLDERS SIMPLY ATTEND THE MEETING AND NOT MAIL IN THEIR PROXY VOTE?

A. Shareholders may vote in person at the Meeting. However, even if the shareholder expects to attend the Meeting in person, please have them promptly follow the proxy instructions to submit their vote.

Q.	WHO IS PAYING FOR EXPENSES RELATED TO THE PROXY AND SHAREHOLDER MEETING?

A. The Funds and the investment advisor (Northern Trust Investments) share evenly in the expenses related to the preparation, assembling, mailing and solicitation of proxies and the holding of the shareholder meeting.

Q.	WHERE DO SHAREHOLDERS MAIL THEIR PROXY CARD?

A. If a shareholder receives a proxy card in the mail, the shareholder may use the postage-paid envelope provided, or, mail or overnight the proxy card to:

Northern Funds

c/o Broadridge

51 Mercedes Way

Edgewood, NY 11717

Q.	WHO CAN I CALL IF I HAVE QUESTIONS?

A. Contact the Fund Center by the Partner Line at 877-341-5796 or by email at northern-funds@ntrs.com

KEY DATES

Record Date	February 24, 2014

Proxy Mail Date	March 21, 2014

Deadline for Receipt of Proxies*	11:30 am, May 19, 2014

Shareholder Meeting	May 19, 2014

* Proxies will be counted up to and on the shareholder meeting date.

SUMMARY OF PROPOSALS

The following describes the proposals (each “Proposal” and collectively the “Proposals”) to be considered at the Meeting:

Proposal 1: Election of trustees

•	Specifically, election of 8 current trustees, plus Cynthia R. Plouche, to the board of NF and election of 6 current trustees, plus Cynthia R. Plouche, to the board of NMMF.

Proposal 2: Approval of management agreements

• Background

On 1/1/12, Northern significantly reduced total net expenses on 32 of 44 NF funds. These fee cuts ranged from 10-50 bps and averaged approximately 22 bps. Since only the expense caps were reduced, but not any of the underlying components fees, this is part of the component fee rationalization initiative.

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• Proposal

Combine the current Advisory and Administration services under one agreement and contractual fee rate (the “Management Fee”). For all funds, the new Management Fee will be lower than the sum of the current Advisory Fee and Administration contractual fee rates. The new management fee for the Multi-Manager Emerging Markets Debt Opportunity Fund has breakpoints at $1.5 billion and $2.5 billion. The Fund’s current advisory fee has breakpoints at $1.0 billion and $2.0 billion.

• Other Fee Reductions and Initiatives

If the new management fee is approved for a Fund, the Transfer Agency Fees on the NF and NMMF also will be reduced from the current 10 bps to 1.5 bps.

• Conclusion

The above proposal will not change the net expenses paid by shareholders. However, in some cases, the fee reductions will lower Northern’s expense reimbursements and fee waivers to the funds.

Proposal 3: Change in investment objective on 11 Northern funds from a fundamental policy to a non-fundamental policy [This proposal doesn’t apply to Northern Multi-Manager Funds. It only applies to the 11 Northern Funds listed below.]

•

The term “Fundamental” here means a fund’s investment objective may not be changed without shareholder approval. A “Non-Fundamental” policy means a fund’s investment objective may be changed without shareholder approval. Here are the 11 Northern Funds affected:

o Northern Stock Index Fund

o Northern International Equity Index Fund

o Northern Small Cap Index Fund

o Northern Fixed Income Fund

o Northern Short-Intermediate U.S.

   Government Fund

o Northern Large Cap Equity Fund

o Northern Large Cap Growth Fund

o Northern International Equity Fund

o Northern Short Bond Fund

o Northern U.S. Treasury Index Fund

o Northern Global Tactical Asset

   Allocation Fund

•

By changing to a non-fundamental policy, shareholders may avoid the cost of a shareholder proxy, by allowing their fund’s elected trustees to make decisions on changes to a fund’s investment objective.

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